Item 1: Report to Shareholders

Summit Municipal Money Market Fund	April 30, 2005

The views and opinions in this report were current as of April 30, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Tax-free municipal bonds and money market securities produced modest returns in the six-month period ended April 30, 2005. During that period, the Federal Reserve raised the federal funds target rate four times. Short- and intermediate-term municipal rates also rose, but long-term municipal yields were little changed. Long-term and lower-quality municipal securities outperformed their short-term and higher-quality counterparts, respectively.

ECONOMY AND INTEREST RATES

Economic growth continued at a steady clip for most of the last six months. Although the economy may have entered a “soft patch” stemming from moderating consumer demand in the face of surging energy costs, we believe any slowdown is likely to be short lived. Thus, with inflation on the rise even excluding higher energy costs, the Federal Reserve has continued its policy of gradually increasing short-term interest rates.

In the last six months, the central bank increased the federal funds target rate—an overnight intrabank lending rate—from 1.75% to 2.75% in four 25-basis-point increments. (One hundred basis points equal one percentage point.) Immediately after our reporting period, the Fed lifted the target rate to 3.00% on May 3. Money market yields rose in tandem with the fed funds rate during our reporting period. Short- and intermediate-term municipal rates also rose substantially, but 10-year yields rose to a lesser extent, and long-term municipal rates fell slightly, resulting in a flattening of the municipal yield curve. As a result, long-term municipal securities outperformed—the opposite of what one would expect when the Fed is tightening monetary policy.

MUNICIPAL MARKET NEWS

New municipal supply in the first four months of 2005 totaled more than $128 billion, according to The Bond Buyer. Demand for municipal securities has been relatively steady throughout most of 2005, with a strong April offsetting weakness in March. Concerns of stronger growth abated near the end of our reporting period as weaker economic data indicated the possibility of a mid-cycle slowdown.

In contrast to the taxable bond market, where credit spreads widened following news that GM’s earnings in 2005 would be much less than expected, municipal credit spreads stayed about the same or, in some cases, tightened. In general, returns were higher for lower-rated sectors. In particular, tobacco bonds rose sharply, lifting the BBB rated sector, after an appellate court rejected the federal government’s attempt to seek up to $280 billion in damages in its racketeering case against the tobacco industry.

PORTFOLIO REVIEW

Summit Municipal Money Market Fund

Your fund returned 0.73% and 1.14% in the 6- and 12-month periods ended April 30, 2005, surpassing its Lipper benchmark in both periods, as shown in the table. In a rising interest rate environment, our emphasis on municipal securities with very short maturities allowed us to invest the proceeds from such securities in successively higher-yielding instruments to capture rising yields.

The fund’s long-term record versus its competitors remains outstanding. Lipper ranked the fund in the top 8% of the Lipper tax-exempt money market funds universe for the 3-, 5-, and 10-year periods ended March 31, 2005. The fund was also ranked in the top 12% for the one-year period ended March 31, 2005. (Based on total return, Lipper ranked the Summit Municipal Money Market Fund 15 out of 129, 9 out of 117, 7 out of 106, and 7 out of 87 funds for the 1-, 3-, 5-, and 10-year periods ended March 31, 2005, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

PERFORMANCE COMPARISON
Periods Ended 4/30/05	6 Months	12 Months
Summit Municipal Money
Market Fund	0.73%	1.14%
Lipper Tax-Exempt Money Market
Funds Average	0.58	0.86
Please see the fund’s quarter-end returns following this letter.

The Federal Reserve’s “measured” pace of increases in the federal funds target rate combined with the central bank’s effective communication of its intentions have lifted money market yields in an orderly fashion over the last six months. One-year interest rates, as measured by LIBOR (a taxable money market benchmark), rose 114 basis points, from 2.55% to 3.69%, during that period. Municipal rates also rose but to a lesser extent. The six-month average yield on seven-day variable-rate demand notes has increased about 65 basis points. At the same time, longer six-month and one-year note yields have increased about 85 basis points, to 2.65% and 2.70%, respectively.

PORTFOLIO CHARACTERISTICS
Periods Ended	10/31/04	4/30/05
Price Per Share	$1.00	$1.00
Dividend Yield (7-Day Simple)*	1.25%	2.26%
Weighted Average Maturity (days)	30	33
* Dividends earned for the last seven days of the period indicated are annualized and divided by the fund’s net asset value at the end of the period.
Note: A money fund’s yield more closely reflects its current earnings than total return.

Against this backdrop, the fund benefited from our strategy of significantly overweighting securities with very short maturities, as mentioned earlier. Periodically, however, we extended the portfolio’s weighted average maturity (WAM) to take advantage of temporary pricing inefficiencies stemming from technical factors. The portfolio’s positioning as of April 30 reflected such a situation: As cash flows related to the April 15 tax filing deadline left the municipal market, we observed and took advantage of some attractive, though longer-dated, investment opportunities. However, the fund’s overall posture remains highly defensive, and we expect the portfolio’s WAM to remain relatively short. At the end of April, the WAM was 33 days, compared with 30 days six months ago.

The months ahead should prove interesting. We anticipate additional fed funds rate increases, and much of the annual municipal money market note supply will be issued over the summer months during which time the Fed will meet several times on monetary policy. While state tax receipts have increased somewhat this year, these annual cash flow borrowings are likely to remain near their long-term trend average of about $50 billion, and their pricing will set the tone for the municipal money market throughout the coming months.

Summit Municipal Intermediate Fund

Your fund returned 1.11% and 4.61% in the 6- and 12-month periods ended April 30, 2005. The fund surpassed its Lipper benchmark in both periods, as shown in the table. Fund performance in the last six months reflects $0.19 dividend income and a $0.07 decline in the fund’s net asset value (NAV). For the 12-month period, the fund earned $0.37 dividend income, and its NAV increased $0.12.

PERFORMANCE COMPARISON
Periods Ended 4/30/05	6 Months	12 Months
Summit Municipal
Intermediate Fund	1.11%	4.61%
Lipper Intermediate Municipal
Debt Funds Average	0.53	4.12
Please see the fund’s quarter-end returns following this letter.

PORTFOLIO CHARACTERISTICS
Periods Ended	10/31/04	4/30/05
Price Per Share	$11.05	$10.98
30-Day Standardized
Yield to Maturity	2.68%	3.18%
Weighted Average Maturity (years)	7.6	8.6
Weighted Average Effective
Duration (years)	4.4	4.8

The fund’s long-term record versus its competitors remains quite favorable. In fact, Lipper ranked the fund in the top 16% of the Lipper intermediate municipal debt funds universe for the 10-year period ended March 31, 2005. (Based on total return, Lipper ranked the Summit Municipal Intermediate Fund 47 out of 156, 38 out of 127, 20 out of 95, and 11 out of 68 funds for the 1-, 3-, 5-, and 10-year periods ended March 31, 2005, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

For much of the last six months, we tried to limit our interest rate risk by keeping the portfolio’s duration (a measure of its interest rate sensitivity) shorter than that of the Lehman Brothers Municipal Bond 1-15 Year Blend (1-17 Maturity) Index, which is representative of the set of securities we consider for investment. However, we extended the duration as bonds declined in March so that it was essentially in line with the index by the end of our reporting period.

Our strategy of structuring the portfolio like a barbell—emphasizing the maturity extremes of the municipal bond market—was advantageous as the yield curve flattened in the last six months. We overweighted 20- and 30-year bonds, as well as bonds maturing in two years or less. The former benefited from a decline in long-term rates; the latter had some protection stemming from their short durations as interest rates increased.

The portfolio’s weighted average credit quality, as measured by our internal rating system, remained high, at AA-. Over the past few years, our strategy has been to overweight higher-yielding sectors of the market, and, within the various sectors, to pursue lower-rated bonds that should benefit from an improving economy. Some of our larger holdings include general obligations issued by California, New York City, and New York state, as well as some New York state bonds that are guaranteed by appropriations from the state. (Please see the fund’s portfolio of investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

On a broader measure, the hospital, air and sea transportation, electric, and lease revenue sectors are among our largest allocations. The extra yield and spread tightening from these investments have boosted our returns. At this point in the economic cycle, we believe credit quality still has some room to improve. However, much of that improvement is already priced into credit spreads. In short, we find that it is becoming more difficult to find value in new lower-rated investments.

Summit Municipal Income Fund

Your fund returned 2.42% and 7.23% in the 6- and 12-month periods ended April 30, 2005, surpassing its Lipper benchmark by a solid margin in both periods, as shown in the table. Overweighting bonds maturing in 15 years or more, which performed much better than securities maturing in 10 years or less as long-term interest rates declined, drove the fund’s outperformance in the last six months. Since the end of October 2004, the fund earned $0.24 dividend income, and its net asset value (NAV) increased $0.02. For the 12-month period, the fund earned $0.49 dividend income, and its NAV increased $0.28.

PERFORMANCE COMPARISON
Periods Ended 4/30/05	6 Months	12 Months
Summit Municipal Income Fund	2.42%	7.23%
Lipper General Municipal
Debt Funds Average	1.59	5.93
Please see the fund’s quarter-end returns following this letter.

The fund’s long-term record versus its competitors is excellent. Lipper ranked the fund in the top 3% of the Lipper general municipal debt funds category for the 10-year period ended March 31, 2005. The fund was also ranked in the top 7% for the five-year period and the top 10% for the 1- and 3-year periods ended March 31, 2005. (Based on total return, Lipper ranked the Summit Municipal Income Fund 27 out of 284, 24 out of 261, 15 out of 228, and 3 out of 144 funds for the 1-, 3-, 5-, and 10-year periods ended March 31, 2005, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

We kept the fund’s duration, which was 5.2 years at the beginning and at the end of our reporting period, slightly short of neutral for most of the last six months. The fund’s composition with respect to coupon structure was also fairly defensive, reflecting our preference for premium coupon bonds priced to their call dates. This was in sync with our outlook for interest rates to rise in light of a growing economy.

PORTFOLIO CHARACTERISTICS
Periods Ended	10/31/04	4/30/05
Price Per Share	$11.07	$11.09
30-Day Standardized
Yield to Maturity	3.65%	3.77%
Weighted Average Maturity (years)	14.9	14.8
Weighted Average Effective Duration (years)	5.2	5.2

Some of our top performers in the last six months were lower-rated credits. Bonds rated A and lower posted strong returns, as demand for securities offering an incremental yield advantage far surpassed supply. Tobacco bonds, which are backed by Master Settlement Agreement (MSA) payments, fared exceptionally well. Although the fund does not own any of these securities due to their heightened volatility, our fairly diversified exposure to lower-rated credits provided some compensation. As of April 30, we considered about 10% of the fund’s holdings to be below investment grade. (Most of the bonds that are not rated by Standard & Poor’s and Moody’s are, according to our internal rating system, below investment grade.) Moving forward, we do not expect to increase exposure to lower-rated credits, since overall yields have significantly compressed in relation to their higher-rated counterparts.

There were no dramatic changes to sector diversification in the last six months. The hospital revenue sector, which we increased from 13% to 15%, remained our largest sector holding. We also increased exposure to local general obligations, where credit fundamentals continue to be positive.

OUTLOOK

Our outlook has not changed dramatically in the last six months. Strong fundamentals continue to support our expectations for sustained economic expansion, even though heightened energy prices may dampen consumer spending. Because the Fed remains committed to removing monetary policy accommodation, interest rates along the yield curve are more likely to rise than fall, suggesting that conditions in the bond market will be more challenging in the period ahead. Of course, money market investors will welcome higher yields.

Although it may be time for renewed caution regarding longer-term fixed-income investments, we believe several factors are likely to temper a broad increase in interest rates. First, the current cyclical increase in inflation may be modest compared with previous inflationary periods, as forces that encourage price increases—such as dollar weakness and a tighter labor market—may be offset to some degree by forces that tend to restrain inflation, including productivity gains and intense global price competition. Second, reduced supply in a higher interest rate environment should lead to less refinancing issuance, less borrowing, and generally better fiscal conditions. Third, the greater transparency of the Federal Open Market Committee process, as evidenced by the earlier publication of Fed meeting minutes, may lessen the prospect for a surprise rate hike by the central bank and should help mitigate any overreaction to new economic data. Finally, the municipal yield curve remains somewhat steep—despite the significant flattening that has occurred over the last year—and we believe that bonds with longer maturities still offer value to investors.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Summit Municipal Money Market Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Summit Municipal Intermediate Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
Summit Municipal Income Fund

May 16, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN MUNICIPAL SECURITIES

Funds that invest in municipal securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades, defaults on scheduled interest and principal payments, and the possibility that municipal securities will, because of legislation, lose their advantage as a source of tax-free income.

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if portfolio holdings default or are downgraded, or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed-income investment. It is used to measure a bond or bond fund’s sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Inflation: a sustained increase in prices throughout the economy.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 4/30/05	1 Year	5 Years	10 Years
Summit Municipal Money Market Fund	1.14%	1.70%	2.48%
Lipper Tax-Exempt Money Market Funds Average	0.86	1.39	2.21
Returns do not reflect taxes that the shareholder may pay on fund distributions. Past performance can-
not guarantee future results.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 4/30/05	1 Year	5 Years	10 Years
Summit Municipal Intermediate Fund	4.61%	5.96%	5.66%
Lehman Brothers Municipal Bond 1-15 Year
Blend (1-17 Maturity) Index	5.11	6.25	5.99
Lipper Intermediate Municipal Debt Funds Average	4.12	5.53	5.17
Returns do not reflect taxes that the shareholder may pay on fund distributions. Past performance can-
not guarantee future results.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 4/30/05	1 Year	5 Years	10 Years
Summit Municipal Income Fund	7.23%	7.33%	6.75%
Lehman Brothers Municipal Bond Index	6.82	7.04	6.48
Lipper General Municipal Debt Funds Average	5.93	6.12	5.48
Returns do not reflect taxes that the shareholder may pay on fund distributions. Past performance can-
not guarantee future results.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses

The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE SUMMIT MUNICIPAL MONEY MARKET FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	11/1/04	4/30/05	11/1/04 to 4/30/05
Actual	$1,000.00	$1,007.30	$2.24
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,022.56	2.26
* Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.45%), multi-
plied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by the days in the year (365) to reflect the half year period.

T. ROWE PRICE SUMMIT MUNICIPAL INTERMEDIATE FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	11/1/04	4/30/05	11/1/04 to 4/30/05
Actual	$1,000.00	$1,011.10	$2.49
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,022.32	2.51
* Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.50%), multi-
plied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by the days in the year (365) to reflect the half year period.

T. ROWE PRICE SUMMIT MUNICIPAL INCOME FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	11/1/04	4/30/05	11/1/04 to 4/30/05
Actual	$1,000.00	$1,024.20	$2.51
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,022.32	2.51
* Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.50%), multi-
plied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by the days in the year (365) to reflect the half year period.

QUARTER-END RETURNS
	7-Day
Periods Ended 3/31/05	Simple Yield	1 Year	5 Years	10 Years

Summit Municipal Money Market Fund	1.67%	1.03%	1.73%	2.49%
Lipper Tax-Exempt Money Market
Funds Average	N/A	0.76	1.42	2.22
Summit Municipal Intermediate Fund	N/A	1.05	5.60	5.56
Lipper Intermediate Municipal
Debt Funds Average	N/A	0.60	5.17	5.05
Summit Municipal Income Fund	N/A	3.42	6.89	6.60
Lipper General Municipal Debt
Funds Average	N/A	2.03	5.67	5.34
Current performance may be higher or lower than the quoted past performance, which can-
not guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price represen-
tative at 1-800-225-5132.

This table provides returns through the most recent calendar quarter-end rather than through the end of the funds’ fiscal period. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should con-
sider both short- and long-term returns. A money fund’s yield more closely represents its current earnings than the total return.

Unaudited

FINANCIAL HIGHLIGHTS			For a share outstanding throughout each period

	6 Months	Year
	Ended	Ended
	4/30/05**	10/31/04	10/31/03	10/31/02	10/31/01	10/31/00
NET ASSET VALUE
Beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

Investment activities
Net investment income
(loss)	0.007	0.007	0.008	0.013	0.030	0.037

Distributions
Net investment income	(0.007)	(0.007)	(0.008)	(0.013)	(0.030)	(0.037)

NET ASSET VALUE
End of period	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

Ratios/Supplemental Data
Total return^	0.73%	0.72%	0.81%	1.28%	3.01%	3.71%
Ratio of total expenses to
average net assets	0.45%†	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of net investment
income (loss) to average
net assets	1.43%†	0.74%	0.78%	1.28%	2.95%	3.66%
Net assets, end of period
(in thousands)	$587,469	$647,498	$378,853	$252,105	$242,684	$213,002

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
**	Per share amounts calculated using average shares outstanding method.
†	Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS (1)	$ Par	Value
(Amounts in 000s)

ALABAMA 0.2%

Decatur Ind. Dev. Board, BP Amoco
VRDN (Currently 3.07%) #	1,400	1,400
Total Alabama (Cost $1,400)		1,400

ARIZONA 2.2%

Phoenix Civic Improvement, Wastewater System
6.375%, 7/1/05	245	247
Salt River Agricultural Improvement & Power
TECP, 2.19 - 3.05%, 5/11 - 7/12/05	12,800	12,800
Total Arizona (Cost $13,047)		13,047

CALIFORNIA 3.1%

California, GO, RAN, 3.00%, 6/30/05	8,000	8,016
California Housing Fin. Agency, Home Mortgage Program
VRDN (Currently 3.02%) #	4,000	4,000
California Infrastructure & Economic Dev. Bank
Salvation Army West, TECP, 2.10%, 8/9/05	4,400	4,400
Port of Oakland, VRDN (Currently 3.05%) (FGIC Insured) #	2,000	2,000
Total California (Cost $18,416)		18,416

COLORADO 4.0%

Colorado, Education Loan Program, TRAN, 3.00%, 8/9/05	10,000	10,025
Colorado HFA, Single Family, VRDN (Currently 3.09%) #	12,000	12,000
Colorado Student Obligation Bond Auth.
VRDN (Currently 3.00%) (AMBAC Insured) #	1,000	1,000
Denver City & County, GO, 5.25%, 8/1/05	400	402
Total Colorado (Cost $23,427)		23,427

DISTRICT OF COLUMBIA 2.3%

District of Columbia, GO
VRDN (Currently 2.95%) (FSA Insured)	2,500	2,500
4.95%, 6/1/05 (AMBAC Insured)	400	401
Metropolitan Washington Airports Auth.
TECP, 2.10 - 2.35%, 5/20 - 6/22/05 #	6,800	6,800
VRDN (Currently 3.07%) (MBIA Insured) #	3,735	3,735
Total District of Columbia (Cost $13,436)		13,436

FLORIDA 5.6%

Florida Board of Education, 5.80%, 6/1/19
(Prerefunded 6/1/05†)	100	101
Greater Orlando Aviation Auth., VRDN (Currently 3.03%)
(FSA Insured) #	7,735	7,735
Sunshine State Gov't. Fin. Commission, Miami-Dade County
TECP, 2.42 - 2.44%, 5/13 - 6/9/05 #	15,000	15,000
Sunshine State Gov't. Fin. Commission, Miami-Dade County
TECP, 3.00%, 5/13/05 (MBIA Insured)	10,000	10,000
Total Florida (Cost $32,836)		32,836

GEORGIA 2.2%

Forsyth County Dev. Auth., Federal Road
VRDN (Currently 3.05%) #	6,825	6,825
Georgia, GO, 4.75%, 7/1/05	125	126
Savannah Economic Dev. Auth.
Home Depot
VRDN (Currently 3.04%) #	1,650	1,650
VRDN (Currently 3.05%) #	4,400	4,400
Total Georgia (Cost $13,001)		13,001

ILLINOIS 5.4%

Chicago O' Hare Int'l. Airport
VRDN (Currently 3.06%) (FSA Insured) #	6,000	6,000
VRDN (Currently 3.06%) (MBIA Insured) #	11,375	11,375
VRDN (Currently 3.07%) (AMBAC Insured) #	1,875	1,875
VRDN (Currently 3.09%) (MBIA Insured) #	6,245	6,245
Illinois Student Assistance Commission
VRDN (Currently 3.02%) #	4,500	4,500
Lake County PCR, W. W. Grainger, VRDN (Currently 3.30%) #	1,500	1,500
Total Illinois (Cost $31,495)		31,495

INDIANA 2.6%

Gibson County PCR, Toyota Motor Credit
VRDN (Currently 3.04%) #	4,000	4,000
Indiana Dev. Fin. Auth., PSI Energy
VRDN (Currently 3.01%) #	11,000	11,000
Whiting, BP Amoco, VRDN (Currently 3.07%) #	100	100
Total Indiana (Cost $15,100)		15,100

IOWA 0.5%

Iowa Fin. Auth., Single Family, VRDN (Currently 3.07%) #	3,230	3,230
Total Iowa (Cost $3,230)		3,230

LOUISIANA 1.8%

Lake Charles Harbor & Terminal Dist., Conoco
VRDN (Currently 3.04%) #	3,400	3,400
St. Charles Parish PCR, Shell Oil
VRDN (Currently 3.07%) #	6,950	6,950
Total Louisiana (Cost $10,350)		10,350

MARYLAND 5.1%

Charles County, GO, 2.00%, 6/1/05	4,280	4,280
Maryland CDA
Barrington Apartment Project, VRDN (Currently 3.01%) #	9,500	9,500
Parklane Apartments, VRDN (Currently 3.02%) #	2,900	2,900
Single Family
2.10%, 3/1/32 (Tender 12/05/05) #	5,000	5,000
VRDN (Currently 2.99%) #	1,600	1,600
VRDN (Currently 3.01%) #	5,650	5,650
Maryland Economic Dev. Corp., Bindagraphics
VRDN (Currently 3.05%) #	800	800
Total Maryland (Cost $29,730)		29,730

MICHIGAN 7.1%

Michigan, GO, TECP, 2.67%, 10/4/05	3,000	3,000
Michigan HDA, Multi-Family, VRDN (Currently 3.04%)
(MBIA Insured) #	3,300	3,300
Michigan Higher Ed. Student Loan Auth.
VRDN (Currently 3.03%) (AMBAC Insured) #	2,500	2,500
Michigan State Building Auth., TECP, 2.68%, 7/21/05	20,000	20,000
Wayne County Charter Airport, VRDN (Currently 3.03%)
(FGIC Insured) #	13,100	13,100
Total Michigan (Cost $41,900)		41,900

MINNESOTA 1.3%

Minnesota Housing Fin. Agency
Single Family
1.25%, 1/1/24 (Tender 5/18/05) #	3,740	3,740
2.95%, 5/18/06 #	2,800	2,800
Rochester Health Care Fac., Mayo Foundation
TECP, 2.55%, 6/22/05	1,000	1,000
Total Minnesota (Cost $7,540)		7,540

MISSISSIPPI 0.0%

Mississippi, GO, 6.00%, 7/1/05	200	201
Total Mississippi (Cost $201)		201

MISSOURI 0.0%

Missouri HEFA, Washington Univ., VRDN (Currently 3.03%)	50	50
Total Missouri (Cost $50)		50

NEBRASKA 0.5%

Douglas County, PCR, Waste Management
VRDN (Currently 3.05%) #	3,000	3,000
Total Nebraska (Cost $3,000)		3,000

NEVADA 2.6%

Clark County IDRB, PCR
Southwest Gas Corp.
VRDN (Currently 3.05%) #	3,000	3,000
VRDN (Currently 3.06%) (FGIC Insured) #	2,495	2,495
Nevada Housing Division, Multi-Family
Apache, VRDN (Currently 3.02%) #	4,400	4,400
Siverado, VRDN (Currently 3.02%) #	5,500	5,500
Total Nevada (Cost $15,395)		15,395

NEW JERSEY 1.8%

New Jersey, GO, TRAN, 3.00%, 6/24/05	10,000	10,005
New Jersey Transportation Trust Fund Auth., 5.25%, 6/15/05	500	502
Total New Jersey (Cost $10,507)		10,507

NEW YORK 3.5%

New York City Housing Dev. Corp., Brittany, Multi-Family
VRDN (Currently 3.00%) #	9,300	9,300
New York State Housing Fin. Agency, Tower 31
VRDN (Currently 2.95%) #	10,000	10,000
Port Auth. of New York & New Jersey, JFK Int'l. Air Terminal
VRDN (Currently 3.04%) (MBIA Insured) #	1,000	1,000
Total New York (Cost $20,300)		20,300

NORTH CAROLINA 4.2%

Charlotte
Charlotte Airport
VRDN (Currently 3.03%) (MBIA Insured) #	1,645	1,645
VRDN (Currently 3.07%) (MBIA Insured) #	3,000	3,000
North Carolina, GO, Clean Water, 5.20%, 6/1/05	250	251
North Carolina Capital Fac. Fin. Agency, Duke Univ.
TECP, 1.95 - 2.19%, 6/8 - 6/10/05	5,882	5,882
North Carolina Housing Fin. Agency, Single Family
VRDN (Currently 3.03%) #	6,000	6,000
VRDN (Currently 3.03%) (FSA Insured) #	8,215	8,215
Total North Carolina (Cost $24,993)		24,993

OHIO 1.1%

Columbus, GO, 12.00%, 5/15/05	1,390	1,395
Ohio Water Dev. Auth. PCR
Cleveland Electric Illuminating, VRDN (Currently 3.01%) #	2,000	2,000
Toledo Edison, VRDN (Currently 3.01%) #	3,000	3,000
Total Ohio (Cost $6,395)		6,395

OREGON 3.1%

Oregon Housing & Community Services Dept.
Single Family
2.05%, 6/1/05 #	7,000	7,000
VRDN (Currently 3.02%) #	5,000	5,000
VRDN (Currently 3.05%) #	6,300	6,300
Total Oregon (Cost $18,300)		18,300

PENNSYLVANIA 1.6%

Delaware County IDA, Elder Care, 8.625%, 9/1/25
(Prerefunded 9/1/05†) #	1,585	1,653
Pennsylvania, GO, 5.375%, 5/15/05 (FGIC Insured)	200	200
Pennsylvania Housing Fin. Agency, Single Family
VRDN (Currently 3.03%) #	2,300	2,300
Philadelphia Water & Sewer, 10.00%, 6/15/05 (FGIC Insured)	5,000	5,048
Total Pennsylvania (Cost $9,201)		9,201

SOUTH CAROLINA 0.5%

Berkeley County, PCR, BP Amoco Chemical
VRDN (Currently 3.07%) #	1,100	1,100
South Carolina Public Service Auth., TECP, 3.05%, 5/11/05	2,000	2,000
Total South Carolina (Cost $3,100)		3,100

SOUTH DAKOTA 0.5%

South Dakota HEFA, Sioux Valley Hosp.
VRDN (Currently 3.05%)	3,000	3,000
Total South Dakota (Cost $3,000)		3,000

TENNESSEE 3.6%

Educ. Funding of the South, Volunteer State Student Funding, VRDN
(Currently 3.01%) #	20,900	20,900
Total Tennessee (Cost $20,900)		20,900

TEXAS 19.6%

Austin Utility System, 5.60%, 5/15/25
(Prerefunded 5/15/05†) (MBIA Insured)	525	525
Brazos River Auth. PCR
TXU Energy
VRDN (Currently 3.04%) #	11,700	11,700
VRDN (Currently 3.05%) #	6,000	6,000
Dallas/Fort Worth Airport
VRDN (Currently 3.06%) (FSA Insured) #	2,495	2,495
VRDN (Currently 3.06%) (MBIA Insured) #	8,875	8,875
Gulf Coast IDA
BP Amoco, VRDN (Currently 3.07%) #	1,400	1,400
CITGO Petroleum, VRDN (Currently 3.08%) #	9,800	9,800
Harris County, GO, TECP, 2.30% - 3.05%, 5/11 - 5/13/05	10,170	10,170
Houston Airport
VRDN (Currently 3.07%) (FSA Insured) #	3,910	3,910
5.00%, 7/1/05 (FGIC Insured) #	1,900	1,909
North Texas Higher Educ. Auth., VRDN (Currently 3.03%) #	7,200	7,200
Panhandle-Plains Higher Ed. Auth., Student Loan
VRDN (Currently 3.03%) (MBIA Insured) #	3,500	3,500
Port Auth. of Houston, GO, TECP, Harris County
2.40% - 3.10%, 5/10 - 5/12/05 #	11,245	11,245
Texas, GO
TRAN, 3.00%, 8/31/05	25,000	25,089
Student Loan, 5.00%, 8/1/05 #	1,425	1,435
Texas
Veterans Housing, VRDN (Currently 3.02%) #	10,000	10,000
Water Dev., 6.50%, 8/1/05 (Escrowed to Maturity)	15	15
Total Texas (Cost $115,268)		115,268

UTAH 4.4%

Salt Lake City PCR, BP Amoco, 2.20%, 10/1/05	4,715	4,701
Salt Lake County Solid Waste, Rio Tinto
VRDN (Currently 3.02%) #	19,800	19,800
Utah Board of Regents, VRDN (Currently 3.03%)
(AMBAC Insured) #	1,400	1,400
Total Utah (Cost $25,903)		25,901

VERMONT 0.7%

Vermont Ed. & Health Buildings Fin. Agency
Middlebury College, 1.96%, 11/1/32 (Tender 11/1/05)	4,000	4,000
Total Vermont (Cost $4,000)		4,000

VIRGINIA 4.4%

Capital Region Airport Commission
VRDN (Currently 3.05%) #	6,485	6,485
Richmond Air, VRDN (Currently 3.00%)
(AMBAC Insured) #	11,565	11,565
Charles City & County Economic Dev. Auth., PCR, Waste
Management, VRDN (Currently 3.05%) #	2,500	2,500
Virginia Housing Dev. Auth., Single Family, 2.50%, 10/1/31
(Tender 7/6/05) #	4,000	3,999
Virginia Port Auth., 3.50%, 7/1/05 #	660	662
Virginia Public School Auth., GO, 5.25%, 8/1/05	160	161
Virginia Transportation Board
3.00%, 5/15/05	120	120
5.00%, 5/15/05	100	100
Total Virginia (Cost $25,592)		25,592

WASHINGTON 3.0%

Port Bellingham IDC, PCR, BP West Coast Products
VRDN (Currently 3.07%) #	2,000	2,000
Port of Seattle, TECP, 2.50 - 2.73%, 7/15 - 8/5/05 #	6,815	6,815
Seattle, GO, 1.65%, 1/15/26 (Tender 8/31/05)	9,000	9,000
Total Washington (Cost $17,815)		17,815

WISCONSIN 1.3%

Wisconsin, GO, 5.00%, 5/1/05 (FSA Insured)	400	400
Wisconsin Housing & Economic Dev. Auth., Single Family
VRDN (Currently 3.02%) #	7,270	7,270
Total Wisconsin (Cost $7,670)		7,670

Total Investments in Securities
99.8% of Net Assets (Cost $586,498)		$ 586,496

(1)	Denominated in U.S. dollars unless other-	HFA	Health Facility Authority
	wise noted	IDA	Industrial Development Authority/Agency
#	Interest subject to alternative minimum tax	IDC	Industrial Development Corp.
†	Used in determining portfolio maturity	IDRB	Industrial Development Revenue Bond
AMBAC	AMBAC Assurance Corp.	MBIA	MBIA Insurance Corp.
CDA	Community Development Administration	PCR	Pollution Control Revenue
FGIC	Financial Guaranty Insurance Company	RAN	Revenue Anticipation Note
FSA	Financial Security Assurance Inc.	TECP	Tax-Exempt Commercial Paper
GO	General Obligation	TRAN	Tax Revenue Anticipation Note
HDA	Housing Development Authority	VRDN	Variable-Rate Demand Note; rate shown is
HEFA	Health & Educational Facility Authority		effective rate at period-end

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)
Assets
Investments in securities, at value (cost $586,498)	$586,496
Cash	161
Interest receivable	3,312
Receivable for investment securities sold	445
Other assets	620

Total assets	591,034

Liabilities
Payable for investment securities purchased	2,800
Payable for shares redeemed	525
Due to affiliates	240

Total liabilities	3,565

NET ASSETS	$587,469

Net Assets Consist of:
Undistributed net investment income (loss)	$3
Undistributed net realized gain (loss)	(18)
Net unrealized gain (loss)	(2)
Paid-in-capital applicable to 587,481,914 shares of
$0.0001 par value capital stock outstanding;
4,000,000,000 shares of the Corporation authorized	587,486

NET ASSETS	$587,469

NET ASSET VALUE PER SHARE	$1.00

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS
($ 000s)
6 Months
Ended
4/30/05
Investment Income (Loss)
Interest income	$5,929
Investment management and administrative expense	1,406

Net investment income (loss)	4,523

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities	(15)
Change in net unrealized gain (loss)	(2)

Net realized and unrealized gain (loss)	(17)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$4,506

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)
	6 Months	Year
	Ended	Ended
	4/30/05	10/31/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,523	$3,260
Net realized gain (loss)	(15)	1
Change in net unrealized gain (loss)	(2)	–

Increase (decrease) in net assets from operations	4,506	3,261

Distributions to shareholders
Net investment income	(4,521)	(3,260)

Capital share transactions *
Shares sold	127,371	493,590
Distributions reinvested	4,474	3,158
Shares redeemed	(191,859)	(228,104)

Increase (decrease) in net assets from capital
share transactions	(60,014)	268,644

Net Assets
Increase (decrease) during period	(60,029)	268,645
Beginning of period	647,498	378,853

End of period	$587,469	$647,498

(Including undistributed net investment income of $3
at 4/30/05 and $1 at 10/31/04)

*Capital share transaction at net asset value of $1.00 per share

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Summit Municipal Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit Municipal Money Market Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 29, 1993. The fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income exempt from federal income taxes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly.

Other In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2005.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2004, the fund had $3,000 of unused capital loss carryforwards that expire in fiscal 2010.

At April 30, 2005, the cost of investments for federal income tax purposes was $586,496,000.

NOTE 3 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.45% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors’ fees and expenses, and extraordinary expenses are paid directly by the fund.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager

The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund

The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns to a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale

The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board reviewed information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered the extent to which economies of scale were being realized by the Manager and whether the fund or other funds benefit from any such economies of scale under the fee levels set forth in the Contract. The Board noted that, under the Contract, the fund pays the Manager a single fee based on the fund’s assets and that the Manager, in turn, pays all expenses of the fund, with certain exceptions. The Board concluded that, based on the profitability data it reviewed and consistent with this single fee structure, the Contract provided for a reasonable sharing of any benefits from economies of scale with the fund.

Fees

The Board reviewed the fund’s single-fee structure and compared it to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee and expense ratio were generally below the median of comparable funds. (For these purposes, the Board assumed the management fee was equal to the single fee less the fund’s operating expenses.) The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract

As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a)
under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the
Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Municipal Funds, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	June 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	June 16, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	June 16, 2005